Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

证券购买协议

This Securities Purchase Agreement (this “Agreement”) is dated as of March 8, 2023, between EZGO Technologies Ltd., a British Virgin Islands business company (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

本证券购买协议（本“协议”）由英属维尔京群岛商业公司EZGO Technologies Ltd（以下简称“公司”）与本协议签字页上确定的每位购买者（包括其继承人和受让人，均称为“购买者”，合称为“买方”）于2023年3月8日签订。

This Agreement has been drafted in English with a Mandarin Chinese translation for convenience purposes only.  In case of any conflict of interpretation between the English and Mandarin Chinese translation, the original English version shall prevail.

本协议以英文起草，为方便起见而附有中文译本。如果英文原本和中文译本之间存在任何解释冲突，应以英文原本为准。

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

鉴于，根据本协议中规定的条款和条件以及《证券法》（定义见下文）下的有效登记声明，公司希望向各买方发行和出售本协议中更全面描述的公司证券，且各买方希望单独而非共同向公司购买本协议中所述的公司证券。

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

因此，考虑到本协议中包含的相互约定，以及在此确认收到并充分的其他良好和有价值的对价，公司和各买方达成如下协议：

ARTICLE I.
DEFINITIONS

第一条

定义

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

1.1定义。除本协议其他地方定义的术语外，就本协议而言，以下术语具有第1.1节中规定的含义：

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.4.

“收购人”应具有第4.4节中规定的含义。

“Action” shall have the meaning ascribed to such term in Section 3.1(i).

“行动”应具有第3.1（i）节中规定的含义。

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“关联方”是指通过一个或多个中介机构直接或间接控制或受控于一个人或与一个人共同受控的任何人，该等术语在《证券法》第405条中使用和解释。

“Board of Directors” means the board of directors of the Company.

“董事会”是指公司的董事会。

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally open for use by customers on such day.

“营业日”是指除星期六、星期日或法律授权或要求纽约市商业银行停业的其他日期之外的任何一天；但是，为了澄清，只要纽约市商业银行的电子资金转账系统（包括电汇）通常在该日开放供客户使用，商业银行不应被视为被法律授权或要求因“待在家里”、“就地避难”、“非必要员工”或任何其他类似命令或限制，或在任何政府机构的指示下关闭任何实体分支机构。

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“交割”是指根据第2.1条规定完成股份的买卖。

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the seventh (7th) Trading Day following the date hereof.

“交割日”是指适用各方签署并交付所有交易文件的交易日，以及（i）买方支付认购金额的义务和（ii）公司交付股份的义务的所有先决条件均已满足或放弃，但在任何情况下不得晚于本协议日期后的第七（7）个交易日。

“Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

“交割声明”是指本协议附件A中的交割声明。

“Commission” means the United States Securities and Exchange Commission.

“委员会”指美国证券交易委员会。

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“披露附表”是指同时提交的公司披露附表。

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“披露时间”是指（i）如果本协议签署的日期不是交易日，或在任何交易日上午9点（纽约市时间）之后，午夜（纽约市时间）之前，即本协议签署日期之后的交易日上午9点01分（纽约市时间），以及（ii）如果本协议是在任何交易日的午夜（纽约市时间）至上午9点（纽约市时间）之间签署的，则不迟于本协议日期的上午9点01分（纽约市时间）。

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“交易法”是指经修订的1934年《证券交易法》及其颁布的规则和条例。

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FCPA”指经修订的1977年《反海外腐败法》。

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“GAAP”应具有第3.1（h）节中规定的含义。

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(l).

“知识产权”应具有第3.1（l）条中规定的含义。

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“留置权”是指留置权、押记、质押、担保权益、产权负担、优先购买权、优先购买权利或其他限制。

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“重大不利影响”应具有第3.1（b）条中赋予该术语的含义。

“Ordinary Shares” means the ordinary shares of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“普通股”是指本公司的普通股，每股面值0.001美元，以及此后可重新分类或变更的任何其他类别的证券。

“Ordinary Shares Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Ordinary Shares.

“普通股等价物”是指本公司或子公司的任何证券，其持有人有权随时购买普通股，包括但不限于任何债务、优先股、权利、期权、认股权证或其他可随时转换为、可行使或可交换的工具，或以其他方式使其持有人有权接收普通股。

“Per Share Purchase Price” equals US$0.80, subject to adjustment for reverse and forward stock splits, stock dividends, bonus share issuances, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

“每股购买价格”等于US$0.80美元，可根据本协议日期后发生的普通股反向和正向股票分割、股票股息、股票组合和其他类似交易进行调整。

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“人”是指个人或公司、合伙企业、信托机构、法人或非法人团体、合资企业、有限责任公司、股份公司、政府（或其代理机构或分支机构）或任何类型的其他实体。

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“诉讼”是指诉讼、索赔、起诉、调查或程序（包括但不限于非正式调查或部分程序，如书面证词），无论是已开始的还是即将开始的。

“Prospectus” means the final prospectus filed for the Registration Statement.

“招股说明书”是指为注册声明提交的最终招股说明书。

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

“补充招股说明书”是指符合《证券法》第424（b）条规定的招股说明书补充，该补充已提交给委员会，并由公司在交割时交付给各买方。

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.7.

“买方当事人”应具有第4.7节中规定的含义。

“Registration Statement” means the effective registration statement with Commission file No. 333-263315 which registers the sale of the Shares to the Purchasers, and includes any Rule 462(b) Registration Statement.

“登记声明”是指委员会文件编号为333-263315的有效登记声明，其中登记了向买方出售股份的情况，并包括任何规则462（b）登记声明。

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“所需批准”应具有第3.1（e）节中规定的含义。

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“规则144”是指委员会根据《证券法》颁布的规则144，该规则可不时修订或解释，或委员会随后采用的具有与该规则基本相同目的和效力的任何类似规则或条例。

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“规则424”是指委员会根据《证券法》颁布的规则424，该规则可不时修订或解释，或委员会随后采纳的具有与该规则基本相同目的和效力的任何类似规则或条例。

“Rule 462(b) Registration Statement” means any registration statement prepared by the Company registering additional Public Securities, which was filed with the Commission on or prior to the date hereof and became automatically effective pursuant to Rule 462(b) promulgated by the Commission pursuant to the Securities Act.

“第462（b）条登记声明”是指本公司编制的登记其他公共证券的任何登记声明，该登记声明在本协议签署之日或之前提交给委员会，并根据委员会根据《证券法》颁布的第462条（b）款自动生效。

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“SEC报告”应具有第3.1（h）节中规定的含义。

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“证券法”是指经修订的1933年《证券法》及其颁布的规则和条例。

“Shares” means the Ordinary Shares issued or issuable to each Purchaser pursuant to this Agreement.

“股票”是指根据本协议向各买方发行或可发行的普通股。

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Ordinary Shares).

“卖空”是指《交易法》SHO条例第200条规定的所有“卖空”（但不应视为包括定位和/或借入普通股）。

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“认购金额”是指对于每一位买方而言，本协议签字页上该买方姓名下方以及标题“认购金额”旁规定的本协议项下所购股份的支付总额，以美元和立即可用的资金表示。

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“子公司”指附件3.1（a）中规定的公司的任何子公司，如适用，还应包括在本协议日期后成立或收购的公司的直接或间接子公司。

“Trading Day” means a day on which the principal Trading Market is open for trading.

“交易日”是指主要交易市场开放交易的一天。

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQX, the OTCQB or the Pink markets (or any successors to any of the foregoing). “Transaction Documents” means this Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“交易市场”是指普通股在相关日期上市或上市交易的以下任何市场或交易所：纽约证券交易所美国分公司、纳斯达克资本市场、纳斯达克全球市场、纳斯达克环球精选市场、纽约证券交易所、OTCQX、OTCQB或粉红市场（或上述任何市场的任何继任者）。“交易文件”是指本协议及其所有附件和附表，以及与本协议项下预期交易相关的任何其他文件或协议。

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company, with a mailing address of 18 Lafayette Place, Woodmere, NY 11598, and any successor transfer agent of the Company.

“过户代理”是指公司的当前过户代理VStock Transfer，LLC，其邮寄地址为18 Lafayette Place，Woodmere，NY 11598，以及公司的任何继任过户代理。

ARTICLE II.
PURCHASE AND SALE

第二条

购买与出售

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of US$14,400,000 in value of Shares. Each Purchaser shall pay its respective Subscription Amount to the Company, by wire transfer of immediately available funds in accordance with the Closing Statement. The Company shall deliver to each Purchaser its respective Shares, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall take place remotely by electronic transfer of the Closing documentation.

2.1交割。在交割日，根据本协议规定的条款和条件，在本协议双方签署和交付本协议的同时，公司同意出售而买方同意单独而非共同购买总额为US14,400,000美元的股份。各买方应根据交割声明通过电汇立即可用资金的方式向公司支付各自的认购金额。公司应向各买方交付其各自的股份，公司和各买方应在交割时交付第2.2节中规定的其他项目。在满足第2.2节和第2.3节中规定的契约和条件后，交割应通过电子传输交割文件的方式远程进行。

2.2 Deliveries.

2.2交付。

(a) On or prior to the Closing Date (except as indicated below), the Company shall deliver or cause to be delivered to each Purchaser the following:

（a） 在交割日当天或之前（除非下文另有规定），公司应向各买方交付或促使交付以下文件：

(i) this Agreement duly executed by the Company;

（i） 由公司正式签署的本协议；

(ii) the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

（ii）公司应向每位买方提供公司的电报指示，该指示应采用公司抬头，并由首席执行官或首席财务官执行；

(iii) a copy of the instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser; and

(iii）向过户代理发出的指示，指示过户代理通过存管信托公司在托管系统的存管或提取股份，以该认购人的名义快速交付等于该认购人认购金额除以每股购买价格的股份；且

(iv) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

（iv招股说明书》和《补充招股说明书》（可根据《证券法》第172条交付）。

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

（b） 在交割日当天或之前，各买方应向公司交付或促使公司交付以下文件：

(i) this Agreement duly executed by such Purchaser; and

（i） 该买方正式签署的本协议；和

(ii) such Purchaser’s Subscription Amount.

（ii）买方的认购金额。

2.3 Closing Conditions.

2.3交割条件。

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

（a） 公司在本协议项下与交割相关的义务须满足以下条件：

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

（i） 本协议中所含买方陈述和保证在交割日做出时（或在某个特定日期）在所有重大方面（或在陈述或保证符合实质性的情况下，在所有方面）的准确性；

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

（ii）各买方在交割日或交割日之前需要履行的所有义务、契约和协议均已履行；

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

（iii）各买方交付本协议第2.2（b）节中规定的项目。

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

（b） 买方在本协议项下与交割相关的各自义务须满足以下条件：

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects, or to the extent representations or warranties are qualified by materiality or Material Adverse effect, in all respects as of such date);

（i）本协议所含公司陈述和保证在交割日作出时（或在某个特定日期）在所有重大方面（或在陈述或保证符合实质性的情况下，在所有方面）的准确性；

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

（ii）公司要求在交割日或交割日之前履行的所有义务、契约和协议均已履行；

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

（iii）公司交付本协议第2.2（a）节规定的项目；

(iv) there shall have been no Material Adverse Effect with respect to the Company;

（iv）对公司没有重大不利影响；

(v) from the date hereof to the Closing Date, trading in the Ordinary Shares shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

（v）自本协议签署之日起至交割日，委员会或公司主要交易市场未曾暂停普通股交易，且在交割日之前的任何时间，彭博社报告的一般证券交易未曾暂停或限制，或该服务报告交易的证券或任何交易市场的最低价格尚未确定，美国或纽约州当局也未宣布暂停银行业务，也未发生对任何金融市场造成重大影响的敌对行动或其他国家或国际灾难的重大爆发或升级，或任何金融市场发生重大不利变化，使得在交割时购买股份不可行或不可取。

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

第三条。

陈述和保证

1.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

3.1公司的陈述和保证。除非SEC报告或披露附表中另有规定，披露附表应被视为本协议的一部分，并应在披露附表相应章节中包含的披露范围内限定本协议中的任何陈述或其他陈述，否则公司特此向各买方作出以下陈述和保证：

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens.

（a） 子公司。本公司的所有直接和间接子公司均列于附表3.1（a）中。本公司直接或间接拥有各子公司的所有股本或其他股权，无任何留置权。

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective memorandum or articles of association, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

（b） 本公司及其各子公司是根据其成立或组织所在司法管辖区的法律正式成立或以其他方式组织、有效存续且信誉良好的实体，具备拥有和使用其财产和资产以及开展其当前业务的必要权力和权限。公司或任何子公司均未违反或违反其各自组织大纲或章程、细则或其他组织或章程文件的任何规定。本公司及其子公司均具备开展业务的正式资格，并在其所开展业务或拥有财产的性质使其具备资格的每个司法管辖区内作为外国公司或其他实体具有良好信誉，不会或合理预计不会导致：（i）对任何交易文件的合法性、有效性或可执行性产生重大不利影响，或（iii）对公司在任何重大方面及时履行其在任何交易文件项下义务的能力造成重大不利影响（（i）、（ii）或（ii）中的任何一项，称为“重大不利影响”），且在任何此类司法管辖区均未提起撤销、限制或限制或寻求撤销的诉讼，限制或限制此类权力、权限或资格。

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

（c） 授权；执行。公司拥有必要的公司权力和权限，以达成和完成本协议和其他交易文件中规定的交易，并以其他方式履行其在本协议项下的义务。公司签署和交付本协议和其他交易文件以及完成本协议和交易文件中规定的交易均已获得公司所有必要行动的正式授权，公司、董事会或公司股东无需采取与所需批准相关的其他进一步行动。本协议及其作为当事方的其他交易文件已由公司正式签署（或在交付时将已签署），并且在根据本协议及其条款交付时，将构成公司根据其条款对公司可强制执行的有效且具有约束力的义务，除非（i）受一般衡平法原则和适用的破产、无力偿债、重组、延期偿付和其他一般适用的影响债权人权利执行的法律的限制，（ii)受特定履行、禁令救济或其他衡平法救济法律的限制，以及（iii）赔偿和出资规定可能受到适用法律的限制。

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, memorandum and articles of association, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

（d） 无冲突。公司签署、交付和履行本协议及其作为一方的其他交易文件，发行和出售股份以及完成本协议项下的交易，不会（i）与公司或任何子公司的证书或公司章程、内部规章制度或其他组织或章程文件的任何规定相冲突或违反，或（ii）与本公司或任何子公司的任何财产或资产留置权或给予他人任何终止、修订、反稀释或类似调整的权利，公司或任何子公司作为当事方或公司或任何附属公司的任何财产或资产受到约束或影响的任何协议、信贷融通、债务或其他文书（证明公司或附属公司债务或其他）或其他谅解的加速或取消（有或无通知、时效或两者兼有）产生冲突，或构成违约（或通知或时间推移或两者都将成为违约的事件），或（iii）根据所需批准，与本公司或子公司所受的任何法院或政府机构的任何法律、规则、法规、命令、判决、禁令、法令或其他限制（包括联邦和州证券法律和法规）相冲突或导致违反，或本公司或其子公司的任何财产或资产受到约束或影响；除非第（ii）和（iii）条中的每一条都不可能或合理预期会导致重大不利影响。

(e) Filings, Consents and Approvals. Except as set forth in Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.3 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

（e） 备案、同意和批准。除非在附表3.1（e）中列明，否则公司无需获得任何法院或其他联邦、州、地方或其他政府机构或其他人士的同意、弃权、授权或命令，也无需向其发出任何通知，或向其提交或登记与公司签署、交付和履行交易文件相关的文件，除了：（i）根据本协议第4.3节要求提交的文件，（ii）向委员会提交补充招股说明书，（iii）向各适用交易市场提出申请，要求在规定的时间和方式将股票上市交易，以及（iv）根据适用的州证券法要求提交的文件（统称为“所需批准”）。

(f) Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has available, out of its authorized but unissued shares, the maximum number of Ordinary Shares issuable pursuant to this Agreement. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on November 30, 2022 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form F-3. The Company is eligible to use Form F-3 under the Securities Act and it meets the transaction requirements with respect to the aggregate market value of securities being sold pursuant to this offering and during the twelve (12) months prior to this offering.

（f） 股份发行；登记。股份已正式授权，且在根据适用交易文件发行和支付后，将正式有效发行、全额支付且无需加缴费用，且无任何留置权。公司已从其正式授权的股本中保留根据本协议可发行的最大数量的普通股。公司已根据2022年11月30日（“生效日期”）生效的《证券法》的要求编制并提交了登记声明，包括招股说明书，以及截至本协议签署之日可能需要的修订和补充。根据《证券法》，登记声明有效，委员会未发布阻止或暂停登记声明有效性或暂停或阻止招股说明书使用的停止令，也未就此提起诉讼，或据本公司所知，委员会未威胁提起诉讼。如果委员会的规则和条例要求，公司应根据规则424（b）向委员会提交招股说明书。在注册声明及其任何修订生效之时，在本协议签署之日和交割日，登记声明及其任何修正案在所有重大方面均符合并将符合《证券法》的要求，且不会包含任何重大事实的不真实陈述，或遗漏任何需要在其中陈述的重大事实或使其中的陈述不具误导性所需的重大事实；以及招股说明书及其任何修订或补充，在招股说明书或其任何修订或增补发布时以及在交割日，符合并将在所有重大方面符合《证券法》的要求，并且没有也不会包含对 重大事实的不真实陈述，或者没有根据作出陈述的情况，陈述必要的重大事实，以免产生误导。在提交注册声明时，本公司有资格根据《证券法》使用表F-3，并且在本次发行之前的十二（12）个月内，本公司符合本次发行所出售证券总市值的交易要求。

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) also includes the number of Ordinary Shares owned beneficially, and of record, by Affiliates of the Company as of the date hereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except as set forth in Schedule 3.1(g). The issuance and sale of the Shares will not obligate the Company or any Subsidiary to issue Ordinary Shares or other securities to any Person (other than the Purchasers). No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Shares.

（g） 资本。股本。本公司截至本协议签署之日的股本情况如附表3.1（g）所述，其中附表3.1（g）还包括截至本协议签订之日本公司关联方实益拥有并记录在案的普通股数量。除附表3.1（g）中规定的情况外，任何人都没有优先购买权、优先认股权，参与权或参与交易文件所述交易的任何类似权利。股份的发行和出售不会迫使公司或任何子公司向任何人（买方除外）发行普通股或其他证券。发行和出售股份无需任何股东、董事会或其他人的进一步批准或授权。

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

（h） SEC报告；财务报表。在本协议日期前两年（或法律或法规要求公司提交此类材料的更短期限），公司准时或或收到了有效的延期，并在延期到期前已根据《证券法》和《交易法》（包括第13（a）节或第15（d）节）提交了公司需要提交的所有报告、附表、表格、报表和其他文件，（上述材料，包括其附件和通过引用纳入其中的文件，以及招股说明书和补充招股说明书，在本协议中统称为“SEC报告”），。本公司从未成为《证券法》第144（i）条规定的发行人。SEC报告中包含的公司财务报表在所有重大方面均符合适用的会计要求以及提交时有效的委员会规则和条例。该等财务报表是根据美国公认会计原则（“GAAP”）编制的，该等会计原则在所涉期间在一致的基础上适用，除非该等财务报告或其附注中另有规定，且未经审计的财务报表可能不包含GAAP要求的所有脚注，并在所有重大方面公允反映了公司及其合并子公司截至该日的财务状况，以及截至该日期间的经营成果和现金流量，如果是未经审计的报表，则应进行正常的、非实质性的年终审计调整 。

(i) Litigation. Except as set forth on Schedule 3.1(i), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(i), (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

（i） 诉讼。除附表3.1（i）列明的情况外，在任何法院、仲裁人、政府或行政机构或监管机构（联邦、州、县、当地或外国）面前或由任何法院、仲裁者提起的任何诉讼、起诉、调查、违规通知、诉讼或调查（统称为“行动”）均未进行，据公司所知，也未威胁或影响公司、任何子公司或其各自的任何财产。在附表3.1（i）所列的行动（i）不会对任何交易文件或股份的合法性、有效性或可执行性产生不利影响或挑战，或（ii）如果存在不利决定，不可能会（或合理预期下不会）产生重大不利影响。本公司、任何子公司或其任何董事或高级管理人员都不是且未曾是涉及违反联邦或州证券法或违反信托责任索赔的诉讼的主体。据本公司所知，委员会尚未对本公司或本公司任何现任或前任董事或高级管理人员进行任何调查。委员会未发布任何停止令或其他命令，暂停公司或任何子公司根据《交易法》或《证券法》提交的任何登记声明的效力。

(j) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

（j） 合规性。公司或任何子公司均未：（i）违约或违反（且未发生任何未被放弃的事件，在通知或时间流逝或两者同时发生的情况下，将导致公司或其子公司违约）或收到其违约或违反任何契约的索赔通知，贷款或信贷协议或其作为缔约方或其任何财产受约束的任何其他协议或文书（无论是否放弃此类违约或违反行为），（ii）违反任何法院、仲裁员或其他政府机构的任何判决、法令或命令，或（iii）现在或过去违反任何法规、规则，任何政府机构的法令或法规，包括但不限于与税收、环境保护、职业健康和安全、产品质量和安全以及就业和劳工事宜相关的所有外国、联邦、州和地方法律，但在每种情况下，不会或合理预计不会造成重大不利影响的除外。

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

（k） 资产所有权。公司和子公司对其拥有的所有不动产拥有良好且可出售的所有权，对公司和子企业的业务具有重要意义的所有个人财产拥有良好且可销售的所有权，在任何情况下均不存在任何留置权，除了（i）不会对该财产的价值产生重大影响且不会对公司和子公司对该财产进行的使用产生重大影响的留置权，以及（ii）支付联邦、州或其他税款的留置权（已根据GAAP为其预留了适当的准备金），其付款既不拖欠也不受处罚。本公司和子公司租赁的任何不动产和设施均由有效、存续和可执行租约约束，且本公司和其子公司正有效遵守该租约。

(l) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

（l） 知识产权。公司和子公司拥有或有权使用所有专利、专利申请、商标、商标申请、服务标志、商号、商业秘密、发明、版权、许可证和其他知识产权以及SEC报告中所述的与各自业务相关的必要或必需的类似权利，如果未能获得这些权利，可能会产生重大不利影响（统称为“知识产权”）。自本协议签署之日前两（2）年内，公司或任何子公司均未收到任何知识产权已到期、终止或被放弃，或预计将到期、终止或者被放弃的（书面或其他格式的）通知。自SEC报告中包含的最新经审计财务报表之日起，公司或任何子公司均未收到索赔的书面通知或以其他方式知道知识产权侵犯或侵犯任何人的权利，除非不会或合理预计不会产生重大不利影响。据本公司所知，所有此类知识产权均可强制执行，且其他人不存在任何知识产权侵权行为。公司及其子公司已采取合理的安全措施保护其所有知识财产的保密性、机密性和价值，除非未能这样做不会单独或整体产生重大不利影响。

(m) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(m) that may be due in connection with the transactions contemplated by the Transaction Documents.

（m） 某些费用。本公司或任何子公司不向任何经纪人、财务顾问或顾问、中间人、配售代理人、投资银行家、银行或其他人士支付与交易文件所述交易相关的经纪或中间人费用或佣金。对于其他人或其代表就第3.1（m）节中规定的与交易文件中规定的交易相关的费用提出的任何费用或索赔，买方不承担任何义务。

(n) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

（n） 投资公司。本公司目前不是，且在收到股份付款后也不会是，经修订的1940年《投资公司法》所指的“投资公司”或其关联方。本公司的经营方式应确保其不会成为《投资公司法》（经修订）规定的“投资公司”。

(o) Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company received a written notification from the Nasdaq Stock Market LLC (the “Nasdaq”) on June 3, 2022, notifying it that the Company was not in compliance with the minimum bid price requirement set forth in the Listing Rules for continued listing on the Nasdaq (the “Minimum Bid Price Requirement”), but has subsequently satisfied the Minimum Bid Price Requirement and was notified by Nasdaq on January 23, 2023, that it had regained compliance. The Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

（o） 挂牌和维护要求。普通股已根据《交易法》第12（b）或12（g）条进行登记，且公司未采取任何旨在或据其所知可能具有终止《交易法案》下普通股登记效力的行动，公司也未收到委员会打算终止此类登记的任何通知。公司于2022年6月3日收到纳斯达克股票市场有限责任公司（以下简称“纳斯达克”）的书面通知，通知其公司未遵守《上市规则》中规定的继续在纳斯达克上市的最低投标价格要求（以下简称为“最低投标价格规定”），但随后已满足最低投标价格要求，并于2023年1月23日收到纳斯达克通知，其已重新遵守规定。普通股目前有资格通过存管信托公司或另一家成立的清算公司进行电子转让，并且公司目前正在向存管信托基金公司（或该等其他成立的清算机构）支付与该等电子转让相关的费用。

(p) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

（p） 披露。除与交易文件中拟定的交易的重要条款和条件有关外，公司确认，其或代表其行事的任何其他人均未向任何买方或其代理人或律师提供其认为构成或可能构成重大的信息或在补充招股说明书中未另行披露的非公开信息。公司理解并确认，买方将依赖上述陈述进行公司证券交易。本公司或代表本公司向买方提供的关于本公司及其子公司、其各自业务和本协议所述交易的所有披露，包括本协议的披露附表，是真实和正确的，不包含任何重要事实的不真实陈述，也不遗漏任何必要的重要事实，以便根据作出陈述的情况，作出不具误导性的陈述。公司承认并同意，除本协议第3.2节中明确规定的交易外，任何买方均未就本协议项下的交易作出任何陈述或保证。

(q) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

（q） 无合并发行。假设第3.2节中规定的买方陈述和保证准确无误，则公司、其任何关联方或代表其行事的任何人均未直接或间接提出任何证券的要约或出售，或寻求任何证券的购买要约，致使本次股票发行将与本公司先前的发行整合，以规避根据本公司任何证券上市或指定的任何交易市场的任何需要股东批准的规定。

(r) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

（r） 税务状况。除个别或整体不会产生或合理预计不会产生重大不利影响的事项外，公司及其子公司均（i）已编制或提交了其管辖范围要求的所有美国联邦、州和地方收入以及所有外国收入和特许经营税申报表、报告和声明，（ii）已支付所有税款和其他政府评估和费用，这些税款和费用金额重大，显示或确定应在此类申报表、报告和声明中支付，以及（iii）已在其账簿中留出合理充足的款项，用于支付此类申报表，报告或声明适用期之后的所有重大税款。任何司法管辖区的税务机关均无任何重大金额的未缴税款，公司或任何子公司的管理人员也不知道任何此类索赔的依据。

(s) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

（s） 海外腐败行为。本公司或任何子公司，或据本公司或其任何子公司、任何代理人或代表本公司或子公司行事的其他人所知，均未（i）直接或间接将任何资金用于与外国或国内政治活动相关的非法捐款、礼品、招待或其他非法开支，（ii）从公司资金中向外国或国内政府官员或员工或任何外国或国内政党或竞选活动支付任何非法款项，或（iv）在任何重大方面违反FCPA的任何规定。

(t) Accountants. The Company’s accounting firm is set forth on Schedule 3.1(t) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ended September 30, 2023.

（t） 会计师。本公司的会计师事务所见披露附表的附表3.1（t）。据本公司所知和所信，该会计师事务所（i）是《交易法》要求的注册会计师事务所，（ii）应就截至2023年9月30日的本公司年度报告中的财务报表发表意见。

(u) Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

（u） 关于买方购买股份的确认。公司承认并同意，就交易文件及其拟定的交易而言，各买方仅以公平交易买方的身份行事。公司进一步承认，任何买方均未就交易文件及其拟定的交易以及任何买方或其各自代表或代理人就交易文件和拟定的交易提供的任何建议担任公司的财务顾问或受托人（或以任何类似身份）因此仅是买方购买股份的附带行为。公司进一步向各买方声明，公司签署本协议和其他交易文件的决定仅基于公司及其代表对本协议所述交易的独立评估。

(v) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

（v） 条例M合规性。公司没有，且据公司所知，没有任何代表公司行事的人曾（i）直接或间接采取任何旨在导致或导致公司任何证券价格稳定或操纵价格的行动，以促进任何股份的出售或转售，（ii)出售、拍卖、购买或支付佣金以招揽购买任何股份，或（iii）向或同意向任何人支付招揽他人购买本公司任何其他证券的任何补偿。

(w) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

（w） 外国资产控制办公室。本公司、任何子公司以及据本公司所知，本公司或任何子公司的任何董事、高级管理人员、代理人、雇员或关联方目前均未受到美国财政部外国资产控制办公室（“OFAC”）实施的任何美国制裁。

(x) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

（x） 美国房地产控股公司。根据1986年《国内税收法》（修订版）第897节的规定，本公司不是也从未是美国不动产控股公司，本公司应根据买方的要求进行认证。

(y) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

（y） 《银行控股公司法》。本公司及其任何子公司或关联公司均不受1956年《银行控股公司法》（修订版）（“BHCA”）和联邦储备系统（“联邦储备”）理事会的监管。本公司或其任何子公司或关联方均未直接或间接拥有或控制任何类别有表决权证券的百分之五（5%）或以上的流通股，或银行或任何受BHCA和美联储监管的实体的百分之一或以上的总股本。本公司及其任何子公司或关联方均不对受BHCA和联邦储备局监管的银行或任何实体的管理或政策施加控制性影响。

(z) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

（z） 洗钱。本公司及其子公司的运营始终遵守1970年《货币和外国交易报告法》（经修订）的适用财务记录保存和报告要求、适用的洗钱法规以及适用的规则和条例（统称为“洗钱法”），不存在任何法院或政府机构、权威机构或机构或仲裁员就洗钱法提起对本公司或任何子公司的诉讼或程序，或据本公司或其子公司所知，也未受到该类威胁。

3.4 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

3.2买方的陈述和保证。各买方（无论是自己还是其他任何买方）特此向公司陈述并保证，截至本协议签署之日和截止日期，如下（除非截至本协议中的特定日期，在这种情况下，截至该日期，应准确无误）：

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

（a） 组织；授权。该买方是根据其成立或组建所在司法管辖区的法律正式成立或组建、有效存续且信誉良好的个人或实体，合伙有限责任公司或类似权力和权限，以达成和完成交易文件规定的交易，并以其他方式履行其在本协议项下的义务。该买方签署和交付交易文件以及履行交易文件中规定的交易均已获得所有必要的公司、合伙企业、有限责任公司或类似行动（如适用）的正式授权。其作为一方的每份交易文件均已由该买方正式签署，且在该买方根据本协议条款交付时，将构成该买方的有效且具有法律约束力的义务，可根据其条款对其强制执行，但以下情况除外：（i）受一般公平原则和适用破产、无力偿债、重组、延期偿付和一般影响债权人权利执行的其他一般适用法律，（ii）受与具体履行、禁令救济或其他公平救济的可用性相关的法律限制，以及（iii）赔偿和出资条款可能受适用法律限制。

(b) Understandings or Arrangements. Such Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

（b） 理解或安排。该买方以自己的名义购买股份，与任何其他人没有直接或间接的安排或谅解来分配或关于分配该等股份（该陈述和保证不限制买方根据登记声明或其他适用的联邦和州证券法出售股份的权利）。该买方购买本协议项下股份的行为属于其正常业务。

(c) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

（c） 获取信息。该买方承认其有机会审查交易文件（包括所有附件和附表）和SEC报告，并已获得（i）向公司代表提出其认为必要的关于股份发行条款和投资股份的优缺点及风险的问题的机会；（ii）有关公司及其财务状况、经营成果、业务、财产、管理和前景的足够信息的方式，以使其能够评估其投资；以及（iii）公司拥有或可以获得的额外信息的机会，而无需付出不合理的努力或费用以做出与投资相关的明智投资决策。

(d) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

（d） 某些交易和保密。除了完成本协议项下预期的交易外，该买方没有，也没有任何代表该买方或根据与该买方的任何谅解行事的人，直接或间接执行任何购买或销售，包括卖空本公司证券，自买方首次收到本公司或代表本公司的任何其他人士提供的（书面或口头）条款清单之时起至本协议签署前结束的期间内。除本协议其他方或买方代表（包括但不限于其高级管理人员、董事、合伙人、法律顾问和其他顾问、员工、代理人和关联方）外，买方已对与本交易相关的所有披露（包括本交易的存在和条款）保密。尽管有上述规定，为避免疑义，本协议中的任何内容均不构成任何陈述或保证，也不排除为实现未来的卖空或类似交易而寻找或借入股份的任何行为。

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

公司承认并同意，第3.2节中的陈述不得修改，修改或影响买方依赖本协议中包含的公司陈述和保证的权利，或任何其他交易文件中包含的任何陈述和保证，或与本协议相关的任何其他文件或文书的签署和/或交付，或本协议预期交易的完成。

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

第四条。

双方的其他协议

4.1 Furnishing of Information. Until the time that no Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.1信息的提供。直到买方不在拥有股份之前，公司承诺及时提交（或获得相关延期，并在适用的宽限期内提交）根据《交易法》在本协议日期后需要提交的所有报告。

4.2 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.2整合。公司不得出售，就任何证券（定义见《证券法》第2节）进行出售要约或招揽购买要约或以其他方式进行谈判，该等证券将与任何交易市场的规则和条例中的股份要约或出售相结合，除非获得股东批准，否则在其他交易结束前需要股东批准在该后续交易结束之前。

4.3 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Report of Foreign Private Issuer on Form 6-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.3证券法披露；公开性。公司应（a）在披露时间之前发布一份新闻稿，披露本协议项下拟进行的交易的重要条款，以及（b）在《交易法》要求的时间内，以表格6-K的形式向委员会提交一份外国申报公司报告，并提交交易文件作为其附件。自该新闻稿发布之日起，本公司向买方声明，本公司或其任何子公司或其各自的高级管理人员、董事、员工向买方提供的所有重大非公开信息均已公开披露，与交易文件规定的交易相关的关联方或代理人。公司和各买方应在发布与本协议预期交易相关的任何其他新闻稿时相互协商，未经一方事先同意，公司和任何买方不得发布与另一方有关的任何此类新闻稿或公开声明，该类同意不得无理拒绝或延迟公司的任何新闻发布，除非法律要求披露，在这种情况下，披露方应立即向另一方提供有关该公开声明或通信的事先通知。

4.4 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.4股东权利计划。本公司或经本公司同意的任何其他人士不得提出或执行任何索赔，声称任何买方是本公司有效或此后采纳的任何控制权股份收购、业务合并、毒丸（包括权利协议下的任何分配）或类似反收购计划或安排下的“收购人”，或任何买方可被视为根据交易文件或公司与买方之间的任何其他协议接收股份而触发任何此类计划或安排的规定。

4.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.3, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Form 6-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.5非公开信息。除根据第4.3节规定披露的交易文件中规定的交易的重要条款和条件外，公司承诺并同意，其或代表其行事的任何其他人均不会向任何买方或其代理人或律师提供任何构成或公司合理认为构成本协议的信息，重要的非公开信息，除非在此之前，买方应书面同意接收此类信息，并与公司书面同意对此类信息保密。本公司理解并确认，各买方在进行本公司证券交易时均应依赖上述契约。如果公司、其任何子公司或其各自的高级管理人员、董事、员工或关联方未经买方同意向买方提供任何重要的非公开信息，公司特此承诺并同意，或其各自的任何高级管理人员、董事、雇员、关联方或代理人，或对公司、其任何子公司或其各自高级管理人员、主管、雇员、附属方或代理人的义务，不得基于此类重大、非公开信息进行交易，前提是买方仍应遵守适用法律。如果根据任何交易文件提供的任何通知构成或包含关于公司或任何子公司的重要非公开信息，则公司应在发送该通知的同时，按照表格6-K向委员会提交该通知。本公司理解并确认，各买方在进行本公司证券交易时均应依赖上述契约。

4.6 Use of Proceeds. Except as set forth on Schedule 4.6 attached hereto, the Company shall not use the net proceeds from the sale of the Shares hereunder: (a) for the redemption of any Ordinary Shares or Ordinary Shares Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations. The Company shall otherwise use such net proceeds for working capital and general business purposes.

4.6收益的使用。除非本协议附表4.6中另有列明，否则公司不得使用本协议项下股份出售所得的净收益（a）赎回任何普通股或普通股等价物，（b）解决任何未决诉讼，或（c）违反FCPA或OFAC法规。公司应将该等净收益用于营运资金和一般业务用途。

4.7 Indemnification of Purchasers. Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any material breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements in this Agreement or other Transaction Documents. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.7买方赔偿。根据第4.7节的规定，公司将赔偿并免于每位买方及其董事、高级管理人员、股东、成员、合伙人、员工和代理人（以及任何其他人员，尽管缺乏此类头衔或任何其他头衔，但其职能等同于持有此类头衔的人员），控制该买方的每个人（在《证券法》第15条和《交易法》第20条的含义内），以及该等控制人的董事、高级管理人员、股东、代理人、成员、合伙人或雇员（每个人称为“买方当事人”）受任何和所有损失、责任、义务、索赔、意外事件、损害、成本和费用的影响，包括任何此类买方当事人因严重违反本协议或其他交易文件中公司作出的任何陈述、保证、契约或协议而可能遭受或招致的所有判决、和解支付金额、法院费用、合理律师费和调查费用。如果根据本协议对任何买方当事人提起任何诉讼，要求赔偿，该买方当事人应立即书面通知公司，公司有权自行选择买方当事人合理接受的律师进行辩护。任何买方当事人应有权在任何此类诉讼中聘请独立的律师并参与辩护，但此类律师的费用和开支应由该买方当事人承担，但以下情况除外：（i）公司已明确书面授权聘请该律师，（ii）公司在一 段合理的时间后未能进行辩护并聘请律师，或（iii）律师合理认为，在该诉讼中，公司的立场与买方当事人的立场之间存在重大冲突，在这种情况下，公司应负责不超过一名独立律师的合理费用和开支。公司不对本协议项下的任何买方当事人承担任何责任，如果（y）买方当事人未经公司事先书面同意（该同意不得无理拒绝或延迟）达成和解；或（z）在一定程度上，但仅限于任何买方当事人违反本协议或其他交易文件中的任何陈述、保证、契约或协议而导致的损失、索赔、损害或责任。第4.7节要求的赔偿应在调查或辩护过程中，在收到账单或发生账单时，通过定期付款的方式进行。本协议中包含的免责协议应补充任何买方当事人对公司或其他人的任何诉讼理由或类似权利，以及公司依法可能承担的任何责任。

4.8 Listing of Ordinary Shares. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Ordinary Shares on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company agrees to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.8普通股上市。公司特此同意尽其最大努力维持普通股在其目前上市的交易市场上的上市或报价，并且在交割的同时，公司应申请在该交易市场上上市或报价所有股票，并立即确保所有股票在该交易市场上上市。本公司同意维持普通股通过存管信托公司或其他已成立清算公司进行电子转让的资格，包括但不限于及时向存管信托或其他已设立清算公司支付与电子转让相关的费用。

4.9 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Document. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.9购买者的平等待遇。不得向任何人提供或支付对价（包括任何交易文件的任何修改），以修改或同意放弃或修改交易文件的条款，除非向该交易文件的所有各方提供相同的对价。为澄清起见，本条款构成公司授予各买方的单独权利，并由各买方单独协商，旨在使公司将买方视为一个类别，不得以任何方式解释为买方在购买、处置或投票股份或其他方面一致行动或作为一个团体。

4.10 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.3, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules (other than as disclosed to its legal and other representatives).  Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agent after the issuance of the initial press release as described in Section 4.3.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

4.10特定交易和保密。各买方单独而非与其他买方共同承诺，其或代表其行事的任何关联方或根据与其达成的任何谅解，均不会执行任何采购或销售，包括在本协议签署之日起至根据第4.3节所述的首次新闻稿首次公开宣布本协议预期交易之日止的期间内卖空本公司的任何证券，承诺在本协议预期的交易由公司根据第4.3节所述的首次新闻稿公开披露之前，该买方将对本交易的存在和条款以及披露表中包含的信息（向其法律代表和其他代表披露的信息除外）保密，公司明确承认并同意：（i）任何买方均未在此作出任何陈述、保证或承诺，即在根据第4.3节所述的初始新闻稿首次公开宣布本协议所述交易后，不会参与公司任何证券的交易，（ii）自根据第4.3节所述的首次新闻稿首次公开宣布本协议预期的交易之日起，根据适用的证券法，不得限制或禁止任何买方进行本公司任何证券的交易；（iii）任何买方均无保密义务或在第4.3节所述的首次新闻稿发布后，不向公司、其任何子公司或其各自的高级管理人员、董事、员工、关联方或代理人交易公司证券的义务。尽管有上 述规定，如果买方是一个多管理的投资工具，其中单独的投资组合经理管理该买方资产的单独部分，并且投资组合经理不直接了解管理该买方其他部分资产的投资组合管理人做出的投资决策，上述约定仅适用于作出投资决定购买本协议所涵盖股份的投资组合经理管理的部分资产。

ARTICLE V.
MISCELLANEOUS

第五条。

杂项

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the tenth (10th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.1终止。如果交割未在本协议日期后的第十（10）个交易日或之前完成，则任何买方可向其他方发出书面通知，终止本协议，但仅限于该买方在本协议项下的义务，对公司与其他买方之间的义务无任何影响；但前提是，此类终止不会影响任何一方就任何其他一方（或多方）的违约行为提起诉讼的权利。

5.2 Fees and Expenses. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.2费用和开支。公司应在交割前向各买方交付一份完整且经签署的交割声明副本，该副本作为附件A附于本协议之后。除非交易文件中另有明确规定，否则各方应支付其顾问、律师、会计师和其他专家（如有）的费用和开支，以及该方因谈判、准备、执行、交付和履行本协议而产生的所有其他费用。公司应支付所有过户代理费用（包括但不限于公司当天处理任何指示函所需的任何费用）、印花税以及与向买方交付任何股份相关的其他税费。

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3完整协议。交易文件及其附件和附表、招股说明书和补充招股说明书包含各方对本协议标的的全部理解，并取代各方承认已合并到该等文件、附件和时间表中的所有先前口头或书面协议和谅解。

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the second Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day or (c) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4通知。本协议项下要求或允许提供的任何和所有通知或其他通信或交付均应采用书面形式，并应视为在以下最早日期发出并生效：（a）传输时间后的下一个交易日，如果该通知或通信在交易日下午5:30（纽约市时间）或之前通过电子邮件附件发送至本协议所附签名页上所列的电子邮件地址，（b）发送时间后的第二个交易日，如果该通知或通信在非交易日当天或任何交易日下午5:30（纽约市时间）或（c）被要求发出该通知的一方实际收到后，通过电子邮件附件发送至本协议所附签名页上规定的电子邮件地址。此类通知和通信的地址应如本协议所附签字页所示。

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Shares and the Company.

5.5修订；弃权。本协议的任何条款不得被放弃、修改、补充或修订，除非公司和购买人签署书面文书（如有修订），根据本协议下的初始认购金额购买至少50.1%的股份权益（或在交割前，公司和各买方），或在弃权的情况下，如果任何修订、修改或弃权对买方（或买方集团）产生了不成比例的不利影响，则还应获得此类不成比例影响的买方（或卖方集团）的同意。对本协议任何条款、条件或要求的任何违约行为的弃权不应被视为未来的持续弃权，或对任何后续违约行为的放弃，或对本协议其他条款、条件和要求的弃权，任何一方以任何方式延迟或不行使本协议项下的任何权利均不得损害任何此类权利的行使。与其他买方的类似权利和义务相比，对任何买方的权利和义务造成不成比例、重大和不利影响的任何拟议修正案或弃权均应事先获得此类受不利影响的买方的书面同意。根据本第5.5款进行的任何修订对各买方、股份持有人和公司均具有约束力。

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6标题。本协议中的标题仅为方便起见，不构成本协议的一部分，不应被视为限制或影响本协议的任何规定。

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). With the prior written consent of the Company, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.7继承人和受让人。本协议对双方及其继承人和许可受让人具有约束力，并以其为受益人。未经各买方事先书面同意，公司不得转让本协议或本协议项下的任何权利或义务（并购除外）。经公司事先书面同意，任何买方可将其在本协议项下的任何或所有权利转让给该买方转让或转让任何股份的任何人，但前提是该受让人书面同意受适用于“买方”的交易文件规定的约束。

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

5.8无第三方受益人。本协议旨在为本协议各方及其各自继承人和许可受让人的利益服务，不为任何其他人的利益，也不可由任何其他人执行本协议的任何规定，第4.7节另有规定的除外。

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.7, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.9适用法律。与交易文件的解释、有效性、执行和解释有关的所有问题均应根据纽约州的内部法律进行管辖、解释和执行，不考虑法律冲突原则。各方同意，与解释相关的所有法律程序，本协议和任何其他交易文件（无论是针对本协议一方或其各自的关联方、董事、高管、股东、合伙人、成员、员工或代理人提起的）所述交易的执行和辩护应仅在纽约市的州和联邦法院开始。各方特此不可撤销地服从位于纽约市曼哈顿自治区的州和联邦法院的专属管辖权，以裁决本协议项下或与本协议相关的任何争议，或与本合同项下或本协议所述的任何交易（包括与任何交易文件的执行相关的争议），并且在此不可撤销地放弃并同意不在任何诉讼或法律程序中主张其个人不受任何此类法院管辖、此类诉讼或法律诉讼不当或是此类诉讼的不便地点的任何主张。各方特此不可撤销地放弃亲自送达传票，并同意在任何此类诉讼或法律程序中通过挂号信或挂号信或隔夜送达（附送达证据）将传票副本邮寄至本协议项下的有效通知地址，以送达传票，且同意此类送达应构成过程及其通知。本协议中的任何内容均不得视为以任何方式限制以法律允许的任何其他方式送达传票的权利。如果任何一方为执行交易文件的任何规 定而提起诉讼或诉讼，则除公司在第4.7条下的义务外，该诉讼或诉讼中的胜诉方应获得非胜诉方的合理律师费和调查所产生的其他成本和费用的补偿，准备和起诉此类诉讼或程序。

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.10存续。本协议中包含的陈述和保证应在交割和股份交付后存续。

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.1签署。本协议可签署两份或多份副本，所有副本合在一起应视为同一份协议，并在各方签署副本并交付给另一方时生效，双方无需签署同一份副本。如果通过电子邮件发送“.pdf”格式数据文件的方式交付任何签名，则该签名应构成签署方（或代表签署该签名的一方）的有效且具有约束力的义务，其效力与该“.pdf”签名页的原件相同。

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12可分割性。如果本协议的任何条款、规定、契约或限制被具有合法管辖权的法院认定为无效、非法、无效或不可执行，则本协议中规定的其余条款、规定和限制应保持充分效力，且不得以任何方式受到影响、损害或无效，本协议各方应尽其商业上合理的努力，寻找并采用替代手段，以实现与该条款、规定、契约或限制所预期的相同或基本相同的结果。特此规定并声明，双方有意执行剩余条款、规定、契约和限制，但不包括任何可能被宣布为无效、非法、无效或不可执行的条款、规定和限制。

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.13解除和撤回权利。尽管任何其他交易文件中有任何相反规定（但不限制任何类似规定），只要任何买方行使交易文件项下的权利、选择、要求或选择权，且公司未在规定期限内及时履行其相关义务，则该买方可撤销或撤回，在不影响其未来行动和权利的情况下，在向公司发出书面通知后，可自行决定是否发出全部或部分相关通知、要求或选择。

5.14 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

5.14股份更换。如果证明任何股份的任何证书或文书被肢解、丢失、被盗或毁坏，公司应发行或促使发行新的证书或文书，以换取和替换（在肢解的情况下），或替代和替换新的证书和文书，但仅在收到公司合理满意的此类损失证据后，盗窃或破坏。在这种情况下，新证书或文书的申请人还应支付与发行此类替代股份相关的任何合理的第三方费用（包括惯常赔偿）。

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15赔偿。除有权行使本协议规定或法律授予的所有权利（包括赔偿损失）外，各买方和公司将有权根据交易文件具体履行义务。双方同意，金钱赔偿可能不足以补偿因违反交易文件中规定的任何义务而产生的任何损失，并在此同意放弃且不在任何诉讼中主张具体履行任何此类义务的辩护，即法律救济是充分的。

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16备用付款。如果公司根据任何交易文件向任何买方付款，或买方执行或行使其在交易文件项下的权利，且该付款或付款或该执行或行使的收益或其任何部分随后无效、被宣布为欺诈或优惠、被撤销、被收回，根据任何法律（包括但不限于任何破产法、州法律或联邦法律、普通法或衡平法诉讼理由），公司、受托人、接管人或任何其他人退还或被要求退还、偿还或以其他方式恢复，则在任何此类恢复的范围内，最初打算履行的义务或其部分应恢复并继续完全有效，如同未支付此类款项或未发生此类强制执行或抵消一样。

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.17买方义务和权利的独立性质。各买方在任何交易文件下的义务是单独的，不与任何其他买方的义务相结合，任何买方均不以任何方式对任何其他买方履行或不履行任何交易文件项下的义务负责。本协议或任何其他交易文件中的任何内容，以及任何买方根据本协议或本协议采取的任何行动，均不得视为构成买方作为合伙企业、协会、合资企业或任何其他类型的实体，或建立一种假设，即买方在交易文件规定的义务或交易方面以任何方式一致行动或作为一个集团。各买方应有权独立保护和执行其权利，包括但不限于本协议或其他交易文件中产生的权利，任何其他买方无需为此目的作为额外一方加入任何诉讼。各买方均由各自独立的法律顾问代表其审查和谈判交易文件。公司已选择向所有买方提供相同的条款和交易文件，以方便公司，而不是因为任何买方要求或要求这样做。双方明确理解并同意，本协议和其他交易文件中包含的每一条款均为公司与买方之间的单独条款，而非公司与买方集体之间的条款，而不是买方之间的条款。

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.18周六、周日、节假日等。如果采取任何行动的最后一天或指定日期或本协议要求或授予的任何权利到期日不是营业日，则可在下一个营业日采取此类行动或行使此类权利。

5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, bonus share issuances, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.19解释。双方同意，他们和/或他们各自的律师已经审查并有机会修改交易文件，因此，在解释交易文件或其任何修正案时，不得采用通常的解释规则，即任何歧义都要针对起草方解决。此外，任何交易文件中对股价和普通股的每一个参考都应根据本协议日期后发生的反向和正向股票分割、股票股息、股票组合和其他类似的普通股交易进行调整。

5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.20放弃陪审团审判。在任何一方在任何司法管辖区针对任何另一方提起的任何诉讼、起诉或法律程序中，各方均在适用法律允许的最大范围内，明知且特意地绝对、无条件、不可撤销地明确放弃陪审团的审判。

(Signature Pages Follow)
（以下为签名页）

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

兹证明，本协议各方已于上文首次载明的日期由各自授权签字人正式签署本证券购买协议。

EZGO TECHNOLOGIES LTD.		Address for Notice:

By:		E-Mail: yejianhui@ez-go.com.cn
Name:	Jianhui Ye
Title:	CEO

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP
Attention: Scott M. Miller, Esq.
1345 Avenue of the Americas
New York, New York 10105
Email: smiller@egsllp.com
Facsimile: (212) 370-7889

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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买方签字页如下]

PURCHASER SIGNATURE PAGES TO EZGO TECHNOLOGIES LTD., SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ______________________________________________________

Signature of Authorized Signatory of Purchaser: ________________________________

Name of Authorized Signatory: ______________________________________________

Title of Authorized Signatory: _______________________________________________

Email Address of Authorized Signatory:_______________________________________

Address for Notice to Purchaser:

Address for Delivery of Shares to Purchaser (if not same as address for notice):

Subscription Amount: $__________

Shares: __________

EIN Number: ____________________

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the second (2nd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to US$14,400,000 in value of Ordinary Shares from EZGO Technologies Ltd., a British Virgin Islands business company (the “Company”). All funds will be wired into an account maintained by the Company’s subsidiary, Changzhou EZGO Enterprise Management Co., Ltd., and may be funded in either U.S. Dollars or PRC Renminbi (“RMB”) at the applicable exchange rate of U.S. Dollars to RMB as announced by the Bank of China on February 28, 2023, which is 6.9519 RMB per USD. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: [ ]

I. PURCHASE PRICE
Gross Proceeds to be Received	$

II. DISBURSEMENTS
$
$
$
$
$

Total Amount Disbursed:	$

WIRE INSTRUCTIONS: Please see attached.

Acknowledged and agreed to

this 8th day of March, 2023

EZGO Technologies Ltd.

By:
Name:	Jianhui Ye
Title:	CEO